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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 24, 2001

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                Date of Report (Date of earliest event reported)


                             CONSTELLATION 3D, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                           0-28081                    13-4064492
-----------------------------------  -----------------------   --------------------------------
 (State or other jurisdiction         (Commission File No.)           IRS Employer
      of incorporation)                                             Identification No.)

             805 Third Avenue, 14th Floor, New York, New York 10022

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              (Address of principal executive offices and zip code)


                                 (212) 308-3572

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              (Registrant's telephone number, including area code)


                                       N/A

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          (Former name or former address, if changed since last report)


Forward Looking Statements

     When used in this Current Report, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "projected", "intends to" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including but not limited to the history of losses of Constellation 3D, Inc. (the "Company"), the Company's need to raise additional capital to sustain operations, unstable economic and political conditions in Israel, Russia, and the Ukraine - countries in which the Company conducts its operations, the Company's ability to attract and retain

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employees, protection of technology and intellectual property rights, and intense competition, which are discussed in "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the notes to consolidated financial statements included in the Company's Annual Report on From 10-K. Such factors could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with undue reliance on any such forward-looking statements, which speak only as of the date made.

Item 5.  Other Events.

Constellation 3D, Inc. ("C3D") (Nasdaq/NMS: CDDD) - today announced that the Company entered into a financing relationship with DeAM Convertible Arbitrage Fund Ltd., extended the maturity of its indebtedness with Sands Brothers Venture Capital LLC, settled the last piece of material litigation which was pending with Challis International Limited, and revised a dilutive covenant which was part of outstanding financing agreements with Halifax Fund, L.P., Winnburn Advisory Group and Epicenter Venture Finance Ltd.

On October 19, 2001, the Company entered into a financing agreement with DeAM Convertible Arbitrage Fund Ltd. (DeAM). Under the agreement, C3D issued 5% Convertible Debentures due October 1, 2006 in the aggregate principal amount of $1,000,000, convertible at $.8513 per share. Additionally, the Company issued to DeAM five-year warrants exercisable for an aggregate of 458,113 shares of Common Stock at $.8513 per share. Upon the Company's fulfillment of certain conditions, C3D may sell an additional $2,000,000 of Debentures to DeAM under the agreement.

On October 18, 2001 the Company entered into an agreement with Sands Brothers Venture Capital LLC ("Sands") for an extension until September 24, 2002 of the Company's $4 million Promissory Note payable to Sands. The terms of the agreement call for earlier repayment under the following circumstances: (i) the Company shall retire $2 million of principal, and associated interest, from the proceeds of additional debt and/or equity financings of not less than $4 million which close on or before October 30, 2001; and (ii) with respect to new debt and/or equity financings closing subsequent to October 30, 2001, the Company shall retire $1 million of principal and interest for every $4 million in proceeds received.

The Company has settled the litigation pending with Challis International Limited. Pursuant to the terms of the settlement agreement, the parties have dropped all claims against each other and have executed mutual releases in exchange for the issuance of one million unregistered shares of CDDD common stock owned by Constellation 3D Technology Ltd. (ConTech) to Williams de Broe PLC, a third-party beneficiary to the settlement. As part of this settlement ConTech, the Company's majority shareholder, has agreed to transfer one million CDDD unregistered common shares to Williams de Broe PLC. This agreement represents the settlement of the last piece of material litigation currently outstanding against C3D.

The Company has restructured the Most Favored Nation (MFN) terms which were part of its August and September 2000 financings with Halifax Fund, L.P., Epicenter Venture Finance Ltd. and Winnburn Advisory Group in exchange for a fixed amount of stock and with respect to Halifax Fund, L.P. an exchange of shares issuable or potentially issuable stock pursuant to the MFN for senior secured debt. The MFN clauses contemplated the issuance of significant additional CDDD common stock for no additional consideration in the event the Company entered into a financing arrangement at a discount to the financings entered into in August and September 2000. The MFN provisions were effectively retired in exchange for 1,870,722 shares of common stock (with registration rights) plus the issuance to

                                        2

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Halifax Fund, L.P. of a 5% Senior Secured Convertible Note in the principal amount of $5,000,000 due October 1, 2006.

Item 7.  Financial Statements and Exhibits

         (a)   Financial Statements

                    Not applicable.

         (b)   Pro-forma Financial Information

                    Not applicable.

         (c)   Exhibits

Exhibit
Number                                 Description
------                                 -----------

4.1(1) Debenture dated as of October 19, 2001 by and among Constellation 3D, Inc., a Delaware corporation, and DeAM Convertible Arbitrage Fund Ltd.

4.2 Common Stock Purchase Warrant to Purchase Shares of $.00001 par value Common Stock of Constellation 3D, Inc., dated October 19, 2001, issued to DeAM Convertible Arbitrage Fund Ltd.

4.3 5% Convertible Debenture due October 1, 2006 in an aggregate principal amount of One Million Dollars payable by Constellation 3D, Inc., a Delaware company to DeAM Convertible Arbitrage Fund Ltd.

4.4 Registration Rights Agreement dated October 19, 2001 by and among Constellation 3D, Inc., a Delaware company and DeAM Convertible Arbitrage Fund Ltd.

4.5 Exchange Agreement made as of October 1, 2001 by and between Constellation 3D, Inc., a Delaware corporation, and Halifax Fund, L.P, a Cayman Islands limited partnership.

4.6 Security Agreement made as of October 1, 2001 by and between Constellation 3D, Inc., a Delaware corporation, and Halifax Fund, L.P, a Cayman Islands limited partnership.

4.7 Subsidiary Guarantee made by the subsidiaries of Constellation 3D, Inc., a Delaware company in favor of Halifax Fund, L.P, a Cayman Islands limited partnership.

4.8 Optional Debenture Warrant No. ODW1 To Purchase 5% Senior Secured Convertible Debentures due October 1, 2006 payable to Halifax Fund, L.P. by Constellation 3D, Inc., a Delaware company.

                                        3

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4.9      5% Senior Secured Debenture in an aggregate principal amount of Five
         Million Dollars due October 1, 2006 payable to Halifax Fund, L.P. by Constellation 3D, Inc. a Delaware company.

4.10 Restructuring Agreement entered into by and between Constellation 3D, Inc., a Delaware corporation (the "Company") and Sands Brothers Venture Capital, LLC, a New York limited liability company ("Venture Capital").

10.1(1) Letter Agreement between Constellation 3D, Inc., a Delaware corporation and Epicenter Venture Finance Ltd. amending Purchase Price Adjustments in Sec. 7.1 of Common Stock Investment Agreement of August 23, 2000.

10.2 Letter Agreement between Constellation 3D, Inc., a Delaware corporation and Winnburn Advisory amending Purchase Price Adjustments in Sec. 7.1 of Common Stock Investment Agreement of August 23, 2000.

10.3 Settlement Agreement and Release by and between Constellation 3D, Inc., Constellation 3D Technology Ltd., Roderic Alexander Hamilton and Challis International Ltd.

99.1* Press Release dated October 24, 2001, issued by Constellation 3D, Inc., a Delaware corporation announcing its current financing, restructuring and settlement of litigation.

_______________________________________________________
*             Filed with this Report.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONSTELLATION 3D, INC.


Date: October 24, 2001        By: /s/ Leonardo Berezowsky
                                  ----------------------------------
                                  Leonardo Berezowsky
                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number                                 Description
------                                 -----------

4.1(1) Debenture dated as of October 19, 2001 by and among Constellation 3D, Inc., a Delaware corporation, and DeAM Convertible Arbitrage Fund Ltd.

4.2 Common Stock Purchase Warrant to Purchase Shares of $.00001 par value Common Stock of Constellation 3D, Inc., dated October 19, 2001, issued to DeAM Convertible Arbitrage Fund Ltd.

4.3 5% Convertible Debenture due October 1, 2006 in an aggregate principal amount of One Million Dollars payable by Constellation 3D, Inc., a Delaware company to DeAM Convertible Arbitrage Fund Ltd.

4.4 Registration Rights Agreement dated October 19, 2001 by and among Constellation 3D, Inc., a Delaware company and DeAM Convertible Arbitrage Fund Ltd.

4.5 Exchange Agreement made as of October 1, 2001 by and between Constellation 3D, Inc., a Delaware corporation, and Halifax Fund, L.P, a Cayman Islands limited partnership.

4.6 Security Agreement made as of October 1, 2001 by and between Constellation 3D, Inc., a Delaware corporation, and Halifax Fund, L.P, a Cayman Islands limited partnership.

4.7 Subsidiary Guarantee made by the subsidiaries of Constellation 3D, Inc., a Delaware company in favor of Halifax Fund, L.P, a Cayman Islands limited partnership.

4.8 Optional Debenture Warrant No. ODW1 To Purchase 5% Senior Secured Convertible Debentures due October 1, 2006 payable to Halifax Fund, L.P. by Constellation 3D, Inc., a Delaware company.

                                        6

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4.9      5% Senior Secured Debenture in an aggregate principal amount of Five
         Million Dollars due October 1, 2006 payable to Halifax Fund, L.P. by Constellation 3D, Inc. a Delaware company.

4.10 Restructuring Agreement entered into by and between Constellation 3D, Inc., a Delaware corporation (the "Company") and Sands Brothers Venture Capital, LLC, a New York limited liability company ("Venture Capital").

10.1(1) Letter Agreement between Constellation 3D, Inc., a Delaware corporation and Epicenter Venture Finance Ltd. amending Purchase Price Adjustments in Sec. 7.1 of Common Stock Investment Agreement of August 23, 2000.

10.2 Letter Agreement between Constellation 3D, Inc., a Delaware corporation and Winnburn Advisory amending Purchase Price Adjustments in Sec. 7.1 of Common Stock Investment Agreement of August 23, 2000.

10.3 Settlement Agreement and Release by and between Constellation 3D, Inc., Constellation 3D Technology Ltd., Roderic Alexander Hamilton and Challis International Ltd.

99.1* Press Release dated October 24, 2001, issued by Constellation 3D, Inc., a Delaware corporation announcing its current financing, restructuring and settlement of litigation.

___________________________________________________________
*             Filed with this Report.